Supplement dated August 21, 2023 to the following Prospectuses dated May 1, 2023:

•  MultiOption® Variable Annuities (Single, Flexible)

•  MultiOption® Achiever Variable Annuity

•  MultiOption® Classic Variable Annuity

•  MultiOption® Select Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Fund Liquidation

On July 27, 2023, the Board of Trustees of the Securian Funds Trust approved the liquidation and dissolution of the SFT International Bond Fund (the "Fund"). Accordingly, on or about December 8, 2023 (the "Liquidation Date"), the Fund is expected to liquidate. Following the close of business on the Liquidation Date, the sub-account investing in the Fund will no longer be an available investment option under the above-named variable annuity contracts (collectively, the "contracts").

Prior to the Liquidation Date

The sub-account investing in the Fund will continue to be available for investment until close of business on September 28, 2023. Any purchase payment or transfer allocation (including any applicable systematic transfer arrangements except automatic portfolio rebalancing (APR)) to the Fund after September 28, 2023, will default to the SFT Government Money Market Fund (the "Money Market Fund") sub-account. APR instructions in place on that date that include the sub-account investing in the Fund will not default to the Money Market Fund until the Fund liquidates. Prior to the Liquidation Date, you may change your premium payment allocations instructions and transfer your allocations of contract value to any other available variable investment options offered under the terms of your contract without the transfer counting toward the maximum transfers per year.

On the Liquidation Date

At the close of business on the Liquidation Date, Minnesota Life Insurance Company will receive liquidation proceeds for any allocations that remain in the Fund. Those liquidation proceeds will then be used to purchase units in the Money Market Fund sub-account. These purchases will occur at relative net asset value. All contract owners affected by the liquidation will receive written confirmation of the transaction. Additionally, your account value in the affected sub-account will be the same as before the transfer to the Money Market Fund. However, the number of units you receive in the Money Market Fund will be different from the number of units you owned in the sub-account investing in the Fund prior to the liquidation, due to the differences in unit value. The transaction will not be treated as a transfer for the purposes of transfer limitations and will not result in tax consequences.

F104742 08-2023

After the Liquidation Date

For 60 days following the Liquidation Date, you may transfer a portion or the entire amount of your accumulation value transferred to the Money Market Fund to any other available variable investment options.

During the periods described above, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract will not apply. Market timing and rider allocation plan limitations will continue to apply. You may effect transfers by written request, telephone or by any other method we make available under your contract.

After the Liquidation Date, unless you instruct us otherwise, any outstanding instructions you have on file with us that designates the Fund will be deemed an instruction for the Money Market Fund. This includes, but is not limited to, instructions for dollar cost averaging, portfolio rebalancing and systematic transfers. Any violation of investment restrictions in your contract that occur as a result of this liquidation will be waived until you make an allocation change for your contract. You may provide new instructions at any time while your contract is in-force; however, any transfers other than those described during the period above will be treated as a transfer for purposes of transfer limitations applicable under the terms of the contract.

To obtain a copy of the prospectus for the Money Market Fund or any of the underlying funds for the variable investment options, please contact a Customer Service representative at 1-800-936-3838.

You will not incur any fees or charges or any tax liability because of the liquidation.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

Sub-Account Transfer Forms

Accompanying this supplement is one or more sub-account transfer forms that may be used in the event you would like to transfer your allocations of account value in advance of the Liquidation Date. Depending on your contract and options you have previously elected, including any annuity living benefit riders, certain investment restrictions may apply. Please consult the form(s) to determine the available allocation options specific to your contract.

Please retain this supplement for future reference